                                                                   Exhibit 10.67

                                                                       EXECUTION
                                                                            COPY


         ______________________________________________________________


                                    GUARANTY


                                      FROM

                          FEDERAL EXPRESS CORPORATION,

                                  as Guarantor


                                       TO

                      THE FIRST NATIONAL BANK OF CHICAGO,

                                   as Trustee



                           Dated as of April 1, 1996


                        AllianceAirport Authority, Inc.
                 Special Facilities Revenue Bonds, Series 1996
                     (Federal Express Corporation Project)

        ______________________________________________________________

                                   ARTICLE I

                  REPRESENTATIONS AND WARRANTIES OF GUARANTOR

     Section 1.1  Guarantor Representations and Warranties..    1


                                   ARTICLE II

                            COVENANTS AND AGREEMENTS

     Section 2.1    Obligations Guaranteed..................    2
     Section 2.2    Obligations Unconditional...............    2
     Section 2.3    No Waiver or Set-Off....................    4
     Section 2.4    Guaranty Event of Default...............    4
     Section 2.5    Waiver of Notice; Expenses..............    4
     Section 2.6    Dissolution or Merger of the Guarantor..    4
     Section 2.7    Benefit and Enforcement.................    5


                                  ARTICLE III

                                    NOTICES

     Section 3.1    Notices.................................    5


                                   ARTICLE IV

                                 MISCELLANEOUS

     Section 4.1    Effective Date; Termination.............    5
     Section 4.2    Remedies Not Exclusive..................    5
     Section 4.3    Amendments..............................    5
     Section 4.4    Entire Agreement; Counterparts..........    5
     Section 4.5    Severability............................    5
     Section 4.6    Reinstatement...........................    5
     Section 4.7    Governing Law...........................    6

                                    GUARANTY

     THIS GUARANTY made and entered into as of April 1, 1996 from FEDERAL EXPRESS CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware and having its principal office at 2005 Corporate Avenue, Memphis, Tennessee 38132 (the "Guarantor"), to THE FIRST NATIONAL BANK OF CHICAGO, a banking association duly organized and existing under the laws of the United States of America, and having its principal corporate trust office in Chicago, Illinois, as trustee (the "Trustee"), under the Indenture referred to below.

                                  WITNESSETH:

     WHEREAS, the AllianceAirport Authority, Inc., a nonprofit industrial development corporation created and existing under the laws of the State of Texas (the "Authority") intends to issue its Special Facilities Revenue Bonds, Series 1996 (Federal Express Corporation Project), in the aggregate principal amount of $249,540,000 (the "Bonds") under and pursuant to a Trust Indenture (the "Indenture"), dated as of April 1, 1996, between the Authority and the Trustee;

     WHEREAS, the proceeds derived from the issuance and sale of the Bonds are to be used to finance all or part of the cost of acquiring, constructing, equipping and furnishing certain facilities described in the hereinafter defined Facilities Agreement to be located at an airport commonly known as "Alliance Airport", which facilities are to be leased by the Authority to the Guarantor under a Land and Special Facilities Lease Agreement of even date herewith (the "Facilities Agreement") by and between the Authority and the Guarantor;

     WHEREAS, the Guarantor desires that the Authority issue the Bonds and apply the proceeds as aforesaid and is willing to enter into this Guaranty in order to induce the Authority to issue the Bonds, to enhance the marketability of the Bonds and thereby achieve interest cost and other savings thereto, and in order to provide an inducement to the purchase of the Bonds by all who shall at any time become the registered owners of the Bonds (collectively, the "Bondholders"); and

     WHEREAS, all terms used in this Guaranty which are defined in the Facilities Agreement have the same meanings in this Guaranty which are assigned to such terms in the Facilities Agreement.

     NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guarantor does hereby represent, warrant, covenant and agree with the Trustee for the benefit of the Bondholders as follows:

                                   ARTICLE I

                  REPRESENTATIONS AND WARRANTIES OF GUARANTOR

     Section 1.1 Guarantor Representations and Warranties. The Guarantor does hereby represent and warrant that it is a corporation duly incorporated and in good standing under the laws of the State of Delaware, has the power to enter into and perform this Guaranty and to own its corporate property and assets, has duly authorized the execution and delivery of this Guaranty by proper corporate action and neither this Guaranty, the authorization, execution, delivery and performance hereof will violate in any material respect any provision of law, any order of any court or agency of government or any agreement, indenture or other instrument to which the Guarantor is a party or by which it or its property is bound, or in any material aspect be in conflict with or result in a breach of or constitute a default under any indenture, agreement or other instrument or any provision of its restated certificate of incorporation, bylaws, or any other requirement of law applicable to the Guarantor. This Guaranty constitutes the legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, except as the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general equitable principles.

                                   ARTICLE II

                            COVENANTS AND AGREEMENTS

     Section 2.1  Obligations Guaranteed.

     (a) The Guarantor hereby unconditionally guarantees to the Trustee for the benefit of the Bondholders the full and prompt payment of the principal of, premium, if any, and interest on the Bonds and, to the extent permitted by law, interest on overdue interest or premium, when and as the same shall become due and payable as provided in the Indenture, whether at the stated maturity thereof, by acceleration, call for redemption or otherwise. All payments by the Guarantor hereunder shall be paid in lawful money of the United States of America. Each and every default in payment of the principal of, premium, if any, or interest on any Bond, or interest on overdue interest or premium, shall give rise to a separate cause of action hereunder and separate suits may be brought hereunder as each cause of action arises.

     (b) The Guarantor further agrees that this Guaranty constitutes an absolute, unconditional, present and continuing guaranty of payment and not of collection, and waives any right to require that any resort be had by the Trustee or the Bondholders to pursue (1) the Trustee's or any Bondholder's rights against any other party, (2) any other right or remedy available to the Trustee or any Bondholder by contract, applicable law or otherwise or (3) any security (other than moneys on deposit in the Funds or Accounts held by the Trustee under the Indenture) held by or for the benefit of the Bondholders for payment of the principal of, premium, if any, or interest on the Bonds, or interest on overdue interest or premium on the Bonds.

     Section 2.2 Obligations Unconditional. The obligations of the Guarantor under this Guaranty shall be absolute, unconditional and immediately enforceable, subject to the provisions of Section 2.4 herein, when each payment of principal, premium, if any, and interest is due and shall remain in full force and effect on the Guarantor and any successors thereof until the entire principal of, premium, if any, and interest on the Bonds and, to the extent permitted by law, interest on overdue interest and premium, shall have been paid in full or duly provided for in accordance with the Indenture and, to the extent permitted by law, such obligations shall not be affected, modified, released or impaired by any state of facts or the happening from time to time of any event, including, without limitation, any of the following, whether or not with notice to, or the consent of, the Guarantor:

          (a) the waiver, compromise, settlement, release or termination of any or all of the obligations, covenants or agreements of the Authority contained in the Indenture, or of the payment, performance or observance thereof, or the impossibility of performance or unenforceability of any of such obligations, covenants or agreements;

          (b) the failure to give notice to the Guarantor of the occurrence of an Event of Default under the terms and provisions of this Guaranty, the Indenture or the Facilities Agreement;

          (c) the transfer, assignment or mortgaging of all or any part of the interest of the Authority or the Guarantor in the Special Facilities or any failure of title with respect to the Authority's or the Guarantor's interest in the Special Facilities or the invalidity, unenforceability or termination of the Facilities Agreement;

          (d) the assignment of any of the obligations, covenants and agreements contained in this Guaranty;

          (e) the waiver, compromise, settlement, release or termination of the Authority's obligations, covenants or agreements contained in the Facilities Agreement, or of the payment, performance or observance thereof, or the impossibility of performance or unenforceability of any of such obligations, covenants or agreements;

          (f) the waiver, compromise, settlement, release or termination of any of the obligations, covenants or agreements of the Guarantor under the Facilities Agreement, or of the payment, performance or observance thereof;

          (g) the extension of the time for payment of any principal of and premium, if any, or interest on any Bond, owing or payable on such Bond or of the time for performance of any obligations, covenants or agreements under or arising out of the Facilities Agreement or the Indenture or the extension or the renewal of either thereof;

          (h) the modification or amendment (whether material or otherwise) of any obligation, covenant or agreement set forth in the Facilities Agreement or the Indenture;

          (i) the taking or the omission to take any of the actions referred to in the Facilities Agreement, the Indenture, the Bonds or this Guaranty;

          (j) any failure, omission or delay on the part of the Authority or the Trustee to enforce, assert or exercise any right, power or remedy conferred on the Trustee, the Authority or any other person in this Guaranty, the Facilities Agreement or the Indenture, or any other act or acts on the part of the Trustee, the Authority or any of the Bondholders;

          (k) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition with creditors or readjustment of, or other similar proceedings affecting the Guarantor or the Authority or any or all of the assets of either of them, or any allegation or contest of the validity of this Guaranty, the Indenture or the Facilities Agreement, or the disaffirmance of this Guaranty, the Indenture or the Facilities Agreement in any such proceeding; it being specifically understood, consented and agreed to that this Guaranty shall remain and continue in full force and effect and shall be enforceable against the Guarantor to the same extent and with the same force and effect as if such proceedings had not been instituted, and it is the intent and purpose of this Guaranty that the Guarantor shall and does hereby waive all rights and benefits which might accrue to the Guarantor by reason of any such proceedings;

          (l) to the extent permitted by law, any event or action that would, in the absence of this clause, result in the release or discharge by operation of law of the Guarantor from the performance or observance of any obligation, covenant or agreement contained in this Guaranty;

          (m) the default or failure of the Guarantor fully to perform any of its obligations set forth in this Guaranty;

          (n) the damage to, or condemnation, destruction, redelivery, repossession or surrender of, all or a portion of the Special Facilities or the abandonment, non-completion or curtailment of the Special Facilities, or the release, substitution or replacement of any property comprising all or a portion of the Special Facilities;

          (o) the release, substitution or replacement of any security pledged under the Indenture;

          (p) any determination of the illegality, irregularity, invalidity or unenforceability of, or any defect in, the Bonds, the Facilities Agreement or the Indenture or any of the provisions thereof;

          (q) any present or future law or order of any government (de jure or de facto) or of any agency thereof, purporting to reduce, amend or otherwise affect the Bonds or to vary any terms of payment thereof;

          (r) any claim of immunity on behalf of the Authority or any other obligor on the Bonds or with respect to any property of the Authority or any other obligor on the Bonds; or

          (s) any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or a guarantor.

     Section 2.3  No Waiver or Set-Off.

     (a) Nothing in this Guaranty shall be construed as a waiver by the Guarantor of any rights or claims it may have against the Authority or the Trustee under this Guaranty or otherwise, but any recovery upon such rights and claims shall be had from the Authority or the Trustee separately.

     (b) No act of commission or omission of any kind or at any time on the part of the Authority or the Trustee, or their successors and assigns, in respect of any matter whatsoever shall in any way impair the rights of the Trustee to enforce any right, power or benefit under this Guaranty, and no set-off, counterclaim, reduction, or diminution of any obligation, or any defense of any kind or nature (other than performance by the Guarantor of its obligations hereunder), which the Guarantor has or may have against the Authority or the Trustee or any assignee or successor thereof shall be available hereunder to the Guarantor.

     Section 2.4  Guaranty Event of Default.

     (a) A "Guaranty Event of Default" shall exist if the Guarantor defaults in any guarantee referred to in Section 2.1(a) hereof and such default continues for one Business Day from the date such payment was due. At such time as the Trustee has notice of a Guaranty Event of Default hereunder, the Trustee shall notify the registered owners of such Guaranty Event of Default in the same manner as is provided in the Indenture.

     (b) Upon an event of default in payment of principal of or premium, if any, on any Bond when and as the same shall become due, whether at the stated maturity thereof, by acceleration, call for redemption or otherwise, or in the event of a default in the payment of any interest on any Bond when and as the same shall become due, the Trustee shall have the right to proceed first and directly against the Guarantor under this Guaranty without resorting to any security (other than moneys on deposit in the Funds or Accounts held by the Trustee under the Indenture) held by the Authority or the Trustee under the Indenture.

     (c) All moneys received by the Trustee pursuant to any right given or action taken under the provisions of this Guaranty shall, after payment of accrued fees and expenses of the Trustee and the cost and expenses of the proceedings resulting in the collection of such moneys and of the expenses, liabilities and advances incurred or made by the Trustee, be deposited in the Debt Service Fund (as established in the Indenture) for the benefit of the Bondholders and such moneys shall be applied in accordance with the terms of the Indenture.

     (d) The Trustee shall be under no obligation to institute any suit or to take any remedial action under this Guaranty, or to enter any appearance or in any way defend in any suit in which it may be made defendant, or to take any steps in the enforcement of any rights and powers under this Guaranty, until it shall be indemnified to its satisfaction by the Bondholders against any and all liability (including, without limitation, reasonable compensation for services, costs and expenses, outlays, and counsel fees and expenses and other disbursements) not due to its negligence or willful misconduct for any action so taken.

     Section 2.5 Waiver of Notice; Expenses. The Guarantor hereby expressly waives notice from the Trustee and the Bondholders of their acceptance and reliance on this Guaranty. The Guarantor agrees to pay all reasonable costs, expenses and fees, including all reasonable attorneys' fees and expenses which are incurred by the Trustee in enforcing this Guaranty or protecting the rights of the Trustee or the Bondholders following a Guaranty Event of Default on the part of the Guarantor, whether the same shall be enforced by suit or otherwise.

     Section 2.6 Dissolution or Merger of the Guarantor. Except as hereinafter provided, the Guarantor agrees that during the term of this Guaranty it will not dissolve or otherwise dispose of all or substantially all of its assets and will not consolidate with or merge into another Person unless the surviving or transferee Person, as applicable, is, and after such transaction shall be, a solvent Person qualified to do business in the State and, concurrently with such transaction, irrevocably and unconditionally assumes in writing, by means of an instrument which is delivered to the Authority and the Trustee, all of the obligations of the Guarantor herein.

     Section 2.7 Benefit and Enforcement. This Guaranty shall not be deemed to create any right, or to be in whole or in part for the benefit of any person other than the Trustee, the Guarantor, the Bondholders, and their permitted successors and assigns. This Guaranty is entered into by the Guarantor for the benefit of the registered owners from time to time of the Bonds under the Indenture and may be enforced by or on behalf of the registered owners of the Bonds only by the Trustee by such actions, suits and proceedings, at law or in equity, as it may be advised shall be necessary or expedient to preserve and protect its interest and the interests of the Bondholders hereunder. However, the Trustee shall proceed to enforce this Guaranty on behalf of the Bondholders upon written request of the registered owners of not less than 25% in aggregate principal amount of the Bonds then outstanding and upon being indemnified for its expenses and any liability to be incurred by the Trustee other than liability arising from its willful misconduct or negligence in connection with any action so taken.


                                  ARTICLE III

                                    NOTICES

     Section 3.1 Notices. The provisions of Article X(I) of the Indenture shall govern the giving of any notice hereunder.


                                   ARTICLE IV

                                 MISCELLANEOUS

     Section 4.1 Effective Date; Termination. The obligations of the Guarantor hereunder shall arise absolutely and unconditionally upon the Closing Date.
This Guaranty shall terminate on such date as the Indenture is discharged and satisfied in accordance with Article VIII of the Indenture.

     Section 4.2 Remedies Not Exclusive. No remedy herein conferred upon or reserved to the Trustee is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Guaranty or now or hereafter existing at law or in equity. No delay or omission to exercise any right or power accruing upon any Guaranty Event of Default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Trustee to exercise any remedy reserved to it in this Guaranty, it shall not be necessary to give any notice. In the event any provision contained in this Guaranty should be breached, and thereafter duly waived, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder. No waiver, amendment, release or modification of this Guaranty shall be established by conduct, custom or course of dealing, but solely by an instrument in writing duly executed by the parties to this Guaranty.

     Section 4.3 Amendments. This Guaranty may be amended by the Guarantor and the Trustee only in accordance with the provisions of Article IX of the Indenture.

     Section 4.4 Entire Agreement; Counterparts. This Guaranty constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof and may be executed simultaneously in several counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

     Section 4.5 Severability. The invalidity or unenforceability of any one or more phrases, sentences, clauses or sections contained in this Guaranty shall not affect the validity or enforceability of the remaining portions of this Guaranty, or any part thereof.

     Section 4.6. Reinstatement. This Guaranty shall continue to be effective, or be reinstated, as the case may be, in respect of any of the obligations guaranteed hereunder if at any time payment or any part thereof, of such obligations is rescinded or must otherwise be restored or returned by any Bondholder or the Trustee on behalf of any Bondholder upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Authority or the Guarantor, or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Authority or the Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

     Section 4.7 Governing Law. THIS GUARANTY SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF TENNESSEE.

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                           LEFT BLANK INTENTIONALLY]

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     IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed in its name and behalf by its duly authorized officer as of the date first above written.

                         FEDERAL EXPRESS CORPORATION,
                          as Guarantor



                         By:        /s/ CHARLES M. BUCHAS, JR.
                                  ----------------------------

                         Name:    Charles M. Buchas, Jr.
                                  ----------------------

                         Title:   Vice President and Treasurer
                                  ----------------------------


                         THE FIRST NATIONAL BANK OF CHICAGO,
                          as Trustee


                         By:       /s/ LELAND HANSEN
                                  ------------------

                         Name:    Leland Hansen
                                  -------------

                         Title:   Assistant Vice President
                                  ------------------------

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